EXHIBIT 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. §1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NextMart, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Liu Menghua
Liu Menghua, Chief Executive Officer
Date: February 11, 2010

/s/ Carla Zhou
Carla Zhou, Chief Financial Officer
Date: February 11, 2010